Income tax accounting	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Income Taxes
Income tax accounting

9.  Income tax accounting

The Company provides for federal, state and non-US income taxes currently payable, as well as for those deferred due to timing differences between reporting income and expenses for financial statement purposes versus tax purposes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in income tax rates is recognized as income or expense in the period that includes the enactment date.

ASC 740, Income Taxes (ASC 740), clarifies the accounting for uncertainty in income taxes recognized in an entity’s financial statements and prescribes a recognition threshold and measurement attributes for financial statement disclosure of tax positions taken or expected to be taken on a tax return. Under ASC 740, the impact of an uncertain tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740, provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

The Company is subject to taxation in the U.S., approximately 22 state jurisdictions, the Netherlands and countries throughout Latin America, namely, Argentina, Bolivia, Costa Rica, Dominican Republic, El Salvador, Guatemala and Mexico. However, the principal jurisdictions in which the Company is subject to tax are the U.S., Florida and Argentina.

The Company’s effective rate was (1.3)% in the first quarter of fiscal 2012 and (403.6)% in the first quarter of fiscal 2011. The change in the effective rate for the first quarter of 2012 compared to the same period of the year prior is primarily the result of the reduction of the deferred tax liability on the amount of goodwill and trade name impaired in the third quarter of 2011,the Company’s application of ASC 740-270 to exclude certain jurisdictions (U.S. and certain states) for which the Company is unable to benefit from losses that are not more likely than not to be realized and the impact of the non-US income taxes on the international operations acquired in the first quarter of 2011.  These items also caused the effective tax rate to differ from the U.S. statutory rate of 35%.  The Company’s tax expense in the first quarter of fiscal 2012 is due to non-US tax expense associated with foreign subsidiaries acquired in March 2011 offset by the income tax benefit associated with the termination of the interest rate swap.

The Company’s future effective tax rates could be affected by changes in the relative mix of taxable income and taxable loss jurisdictions, changes in the valuation of deferred tax assets or liabilities, or changes in tax laws or interpretations thereof.  The Company monitors the assumptions used in estimating the annual effective tax rate and makes adjustments, if required, throughout the year.  If actual results differ from the assumptions used in estimating the Company’s annual effective tax rates, future income tax expense (benefit) could be materially affected.

The Company has not provided U.S. federal and state deferred taxes on the cumulative earnings of non-US affiliates and associated companies that have been reinvested indefinitely.  The earnings are being reinvested in active non-US business operations and the Company does not intend to repatriate these earnings to fund U.S. operations.  Because of the availability of U.S, foreign tax credits, it is not practicable to determine the U.S income tax liability that would be payable if such earnings were not reinvested indefinitely.

The Company is routinely under audit by federal, state, or local authorities in the areas of income taxes and other taxes. These audits may include questioning the timing and amount of deductions and compliance with federal, state, and local tax laws. The Company regularly assesses the likelihood of adverse outcomes from these audits to determine the adequacy of the Company’s provision for income taxes.  To the extent the Company prevails in matters for which accruals have been established or is required to pay amounts in excess of such accruals, the effective tax rate could be materially affected.  In accordance with the statute of limitations for federal tax returns, the Company’s federal tax returns for the years 2007 through 2010 are subject to examination. The Company is currently undergoing a Federal income tax audit for tax years 2007 through 2008 and New York State audit for tax years 2006 through 2008. The Company closed the Federal audit for tax years 2005 and 2006, the Alabama audit for tax years 2009 and 2010 and Florida audit for tax years 2007 through 2009.

(8) Income Taxes

        Significant components of the income tax provision are as follows:

	Years Ended December 31,
(in thousands):	2011	2010	2009
Current provision:
Federal	$(1,166)	$2,414	$1,791
State	(347)	4,474	598
Foreign	5,026	—	—
Deferred (benefit) provision:
Federal	(25,726)	(19,845)	(2,876)
State	(3,064)	147	1,489
Foreign	(88)	—	—

Total income tax provision (benefit)	$(25,365)	$(12,810)	$1,002

        A reconciliation of the statutory federal income tax rate to the Company's effective income tax rate on income before income taxes are as follows:

	Years Ended December 31,
	2011	2010	2009
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	1.3	1.4	25.2
Effects of rates different than statutory	0.1	—	—
Nondeductible charge for stock-based compensation	(0.1)	(0.3)	(5.0)
Nondeductible charge for lobbying and political donations	(0.1)	(0.3)	(4.1)
Goodwill impairment	(21.3)	(13.8)	—
Tax rate changes on existing temporary differences	0.1	(0.4)	13.3
Income from noncontrolling interests	0.2	0.6	10.3
Valuation allowance increase	(7.7)	(11.2)	(51.0)
Purchase accounting adjustments	—	—	(16.5)
Federal and state true-ups	—	(1.0)	(17.7)
Uncertain tax positions current year	(0.3)	(1.1)	(1.3)
Prior period adjustments for uncertain tax positions and deferred tax true-ups	0.1	1.6	—
Other permanent items	(0.5)	(0.4)	(3.1)

Total income tax provision	6.8%	10.1%	(14.9)%

        The Company provides for income taxes using the liability method in accordance with ASC 740, Income Taxes. Deferred income taxes arise from the temporary differences in the recognition of income and expenses for tax purposes. Deferred tax assets and liabilities are comprised of the following at December 31, 2011 and 2010:

(in thousands):	December 31, 2011	December 31, 2010
Deferred income tax assets:
Provision for doubtful accounts	$7,438	$4,848
State net operating loss carryforwards	8,096	6,336
Federal net operating loss carryforwards	28,382	22,525
Deferred rent liability	2,588	2,034
Intangible assets—U.S.	15,683	—
Management fee receivable allowance	8,466	9,945
Merger costs and debt financing costs	4,985	2,724
Unrealized loss on swap	1,027	2,058
Other	7,342	7,064

Gross deferred income tax assets	84,007	57,534
Valuation allowance	(45,458)	(17,641)

Net deferred income tax assets	38,549	39,893

Deferred income tax liabilities:
Property and equipment	(37,508)	(36,128)
Intangible assets—U.S.	—	(29,514)
Intangible assets—Foreign	(6,253)	—
Prepaid expense	(885)	(1,217)
Partnership interests	(843)	(2,970)
Other	(434)	(1,315)

Total deferred tax liabilities	(45,923)	(71,144)

Net deferred income tax liabilities	$(7,374)	$(31,251)

        ASC 740, Income Taxes, requires that a valuation allowance be established when it is more likely than not that all or a portion of a deferred tax asset will not be realized. In 2009, the Company determined that a valuation allowance of $3.4 million was appropriate under the provisions of ASC 740. This valuation allowance of $3.4 million was against state deferred tax assets. Primarily because of the taxable loss for the year ended December 31, 2010, the Company determined that the valuation allowance should be $17.6 million, consisting of $12.3 million against federal deferred tax assets and $5.3 million against state deferred tax assets. This represents an increase of $14.2 million in valuation allowance.

        For the year ended December 31, 2011, the Company determined that the valuation allowance was approximately $45.5 million, consisting of $38.3 million against federal deferred tax assets and $7.2 million against state deferred tax assets. The valuation allowance increased approximately $27.9 million from $17.6 million in 2010 to $45.5 million in 2011.

Description:	Beginning Balance	Tax Expense	Other Comprehensive Income	Ending Balance
Fiscal Year 2009	—	(3.4)		(3.4)
Fiscal Year 2010	(3.4)	(14.2)		(17.6)
Fiscal Year 2011	(17.6)	(28.8)	0.9	(45.5)

        During the year ended December 31, 2010, the Company undertook an analysis of its cumulative position with respect to income taxes on the balance sheet and identified certain balance adjustments required to be recorded. Those adjustments resulted in a current year tax benefit in the amount of $2.0 million, which is the difference between the tax benefit resulting from an $8.7 million adjustment to deferred tax assets and the tax expense resulting from an additional 4.0 million to tax contingency.

        The Company has federal net operating loss carryforwards beginning to expire in 2028 available to offset future taxable income of approximately $81.0 million and $64.4 million at December 31, 2011 and 2010, respectively.

        At December 31, 2011 and 2010 the Company has state net operating loss carryforwards, primarily in Florida and Kentucky beginning to expire in years 2013 through 2028, available to offset future taxable income of approximately $201.8 million, and $157.9 million, respectively. Utilization of net operating loss carryforwards in any one year may be limited.

        ASC 740, Income Taxes, clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements and prescribes a threshold for the recognition and measurement of tax position taken or expected to be taken on a tax return. Under ASC 740, Income Taxes, the impact of an uncertain tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, ASC 740, Income Taxes, provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

        Since its adoption for uncertainty in income taxes pursuant to ASC 740, Income Taxes, the Company has recognized interest and penalties accrued related to unrecognized tax exposures in income tax expense. During the year ended December 31, 2011, the Company released approximately $0.9 million in interest and penalties related to unrecognized tax exposures in income tax expense. During the year ended December 31, 2010, the Company accrued approximately $2.1 million in interest and penalties related to unrecognized tax exposures in income tax expense. The Company had accrued $25,000 as of December 31, 2009. The Company did not make any payments of interest and penalties accrued during the years ended December 31, 2011, and 2010.

        A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is a follows (in thousands):

Gross unrecognized tax benefits at January 1, 2009	$260
Increase in tax positions for prior years	59
Increase in tax positions for current year	78

Gross unrecognized tax benefits at December 31, 2009	$397

Gross unrecognized tax benefits at January 1, 2010	$397
Increase in tax positions for prior years	4,864
Increase in tax positions for current year	706

Gross unrecognized tax benefits at December 31, 2010	$5,967

Gross unrecognized tax benefits at January 1, 2011	$5,967
Decrease in tax positions for prior years	(1,971)
Decrease related to settlements with the taxing authorities	(1,988)
Decrease related to the lapse of the statute of limitations	(320)
Increase in tax positions for current year	49

Gross unrecognized tax benefits at December 31, 2011	$1,737

        The total amount of gross unrecognized tax benefits that, if recognized, would affect that effective tax rate was $0.9 million, $1.7 million at December 31, 2011 and 2010, respectively. The Company expects that unrecognized tax benefits in the amount of $0.1 million will reverse within the next 12 months due to resolution of ongoing federal income tax audits. Moreover, the Company expects that unrecognized tax benefits in the amount of $0.8 million will reverse within the next 12 months due to resolution of ongoing state income tax audits.

        The Company is subject to taxation in the U.S., approximately 22 state jurisdictions and countries throughout Latin America, namely, Argentina, Bolivia, Costa Rica, Dominican Republic, El Salvador, Guatemala and Mexico. However, the principal jurisdictions in which the Company is subject to tax are the U.S., Florida and Argentina.

        The Company's future effective tax rates could be affected by changes in the relative mix of taxable income and taxable loss jurisdictions, changes in the valuation of deferred tax assets or liabilities, or changes in tax laws or interpretations thereof. The Company monitors the assumptions used in estimating the annual effective tax rate and makes adjustments, if required, throughout the year. If actual results differ from the assumptions used in estimating the Company's annual effective tax rates, future income tax expense (benefit) could be materially affected.

        The Company has not provided U.S. federal and state deferred taxes on the cumulative earnings of non-US affiliates and associated companies that have been reinvested indefinitely offshore. With respect to the portion of unremitted earnings of certain lower-tier non-US affiliates and associated companies where the Company is not applying the indefinite reinvestment exception, no deferred tax liability has been provided due to dividend exemption rules at the local foreign holding company level and future tax planning strategies at the U.S. level. The aggregate undistributed earnings of the Company's foreign operating subsidiaries for which no deferred tax liability has been recorded is approximately $3.3 million. It is not practicable to determine the U.S income tax liability that would be payable if such earnings were not reinvested indefinitely.

        The Company is routinely under audit by federal, state, or local authorities in the areas of income taxes and other taxes. These audits may include questioning the timing and amount of deductions and compliance with federal, state, and local tax laws. The Company regularly assesses the likelihood of adverse outcomes from these audits to determine the adequacy of the Company's provision for income taxes. To the extent the Company prevails in matters for which accruals have been established or is required to pay amounts in excess of such accruals, the effective tax rate could be materially affected. In accordance with the statute of limitations for federal tax returns, the Company's federal tax returns for the years 2007 through 2010 are subject to examination. The Company is currently undergoing a Federal income tax audit for tax years 2007 through 2008 and New York State audit for tax years 2006 through 2008. Subsequent to the end of the year, the Company closed the Federal audit for tax years 2005 and 2006, the Alabama audit for tax years 2009 and 2010 and Florida audit for tax years 2007 through 2009.